UNITED STATES              ----------------------------
             SECURITIES AND EXCHANGE COMMISSION   |        OMB APPROVAL        |
                  Washington, DC 20549            |----------------------------|
                                                  |OMB Number:    3235-0059    |
                                                  |Expires:    January 21, 2008|
                                                  |Estimated average burden    |
                                                  |hours per response.....14.00|
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                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                          BARON INVESTMENT FUNDS TRUST
                            (f/k/a Baron Asset Fund)
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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               Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 1913 (04-05)

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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
                                BARON ASSET FUND

                   THIRD NOTICE OF ADJOURNMENT OF SPECIAL MEETING OF
                                  SHAREHOLDERS


  To Our Shareholders:

Please take notice that the Special Meeting of Shareholders (the "Meeting") of Baron Asset Fund (the "Fund"), which took place at the Loews Regency Hotel, 540 Park Avenue (at 61st Street), New York, NY 10021, on January 12, 2007, at 11 a.m. eastern time is being adjourned to February 15, 2007, at 12:30 p.m.

As described in the proxy statement filed with the Securities and Exchange Commission on October 12, 2006 (the "Proxy Statement"), the shareholders of the Fund will be asked to consider and vote as a single class on the following proposal:

     (1)  To approve or disapprove a change to the investment goal of the Fund.

The shareholders of the Fund will be asked to consider and vote separately on the following proposal, which is described in the Proxy Statement:

     (2) To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournment thereof.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO CHANGE THE FUND'S INVESTMENT GOAL TO PROVIDE CAPITAL APPRECIATION THROUGH INVESTMENTS PRIMARILY IN THE SECURITIES OF MEDIUM SIZED GROWTH COMPANIES. THE BOARD BELIEVES THIS CHANGE WILL BENEFIT THE FUND'S SHAREHOLDERS AS IT WILL ALLOW THE ADVISER TO BETTER DISTINGUISH THE FUND FROM BARON FUNDS' TWO SMALL-CAP GROWTH FUNDS. IN ADDITION, THIS CHANGE WILL ALLOW THE FUND TO TAKE ADVANTAGE OF BARON FUNDS' INSTITUTIONAL KNOWLEDGE OF THE MANY SUCCESSFUL SMALL GROWTH COMPANIES WHICH HAVE BECOME MID-SIZED GROWTH COMPANIES AND WHICH THE ADVISER BELIEVES HAVE SIGNIFICANT GROWTH PROSPECTS.

WE GREATLY APPRECIATE YOUR PROMPT ATTENTION TO THIS MATTER AND ASK THAT YOU VOTE
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YOUR  SHARES AS SOON AS  POSSIBLE  SO THAT THE  PROPOSAL IS APPROVED IN A TIMELY
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MANNER AND FURTHER COSTS CAN BE KEPT TO A MINIMUM.
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

Choose among the following easy options for recording your vote:

1.   VOTE BY TELEPHONE.  Call the toll-free  number listed on the enclosed proxy
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     card and  follow  the  prerecorded  information.  Please  have  your  proxy
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     materials, including the control number on your proxy card, available.
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2.   VOTE BY  INTERNET.  Log on to the  Internet  address  found on the enclosed
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     proxy card and follow the  instructions  on the  website.  Please have your
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     proxy  materials,   including  the  control  number  on  your  proxy  card,
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     available.
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3.   Vote by Mail. Sign, date, and mail the enclosed voting  instruction form or
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     proxy card in the postage-paid return envelope.


     If you have further questions regarding the proposals or the voting process, do not hesitate to call D.F. King & Co., Inc., at 1-888-605-1956 or the Baron Funds at 1-800-99-BARON. We greatly appreciate your prompt attention to this matter.



                                By order of the Board of Trustees

                                /s/ Linda S. Martinson
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                                    Linda S. Martinson
                                    Secretary